Exhibit 99
                                                                      ----------

                                                           UACSC 2001-C
                                                   UNION ACCEPTANCE CORPORATION
                                                            (Servicer)
                                                             12/31/01

NOTE BALANCE RECONCILIATION                                      D O L L A R S                                         NUMBERS

                            CLASS A-1     CLASS A-2       CLASS A-3       CLASS A-4         CLASS B        TOTAL
                          ----------------------------------------------------------------------------------------------------------
Original Note Balances    62,105,000.00  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  330,000,000.00  21,076
Beginning Period Note
  Balances                39,710,653.71  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  307,605,653.71  19,999
Principal Collections -
  Scheduled                3,892,699.09            -               -               -               -      3,892,699.09
Principal Collections -
  Payoffs                  4,221,591.89            -               -               -               -      4,221,591.89     345
Principal Withdrawal
  from Payahead                1,786.99            -               -               -               -          1,786.99
Gross Principal Charge
  Offs                       264,068.12            -               -               -               -        264,068.12      27
Repurchases                         -              -               -               -               -              -          0
                          -------------  -------------   -------------   -------------   -------------  --------------  ------
Ending Note Balances      31,330,507.62  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  299,225,507.62  19,627
                          =============  =============   =============   =============   =============  ==============  ======

Note Factor                   0.5044764      1.0000000       1.0000000       1.0000000       1.0000000       0.9067440
Interest Rate                   2.5850%        3.0300%         3.8100%          4.390%          4.730%         3.5824%


PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                              270,000,939.63
Beginning Period Principal Balance                                      307,605,653.71
Purchase of  Subsequent Prefunded Receivables                                      -
Principal Collections - Scheduled Payments                                3,892,699.09
Principal Collections - Payoffs                                           4,221,591.89
Principal Withdrawal from Payahead                                            1,786.99
Gross Principal Charge Offs                                                 264,068.12
Repurchases                                                                        -
                                                                        --------------
Ending Principal Balance                                                299,225,507.62
                                                                        ==============
PREFUND ACCOUNT RECONCILIATION

Original Balance                                                         59,999,060.37
Beginning Balance                                                                  -
Purchase of  Subsequent Prefunded Receivables                                      -
Prefund Account Interest Earned                                                   0.01
Withdrawal                                                                       (0.01)
                                                                        --------------
Ending Balance                                                                     -
                                                                        ==============

CASH FLOW RECONCILIATION

Principal Wired                                                           8,114,619.38
Interest Wired                                                            2,842,715.58
Withdrawal from Payahead Account                                              1,815.68
Repurchases (Principal and Interest)                                               -
Charge Off Recoveries                                                         2,752.44
Interest Advances                                                            58,581.71
Collection Account Interest Earned                                           14,472.16
Prefunding Reserve Amount Released from Spread Account                             -
Prefund Account Withdrawal                                                        0.01
Spread Account Withdrawal                                                          -
Policy Draw for Principal or Interest                                              -

                                                                        --------------
Total Cash Flow                                                          11,034,956.96
                                                                        ==============

TRUSTEE DISTRIBUTION (01/08/02)

Total Cash Flow                                                          11,034,956.96
Unrecovered Advances on Defaulted Receivables                                 5,852.04
Servicing Fee (Due and Unpaid)                                                     -
Interest to Class A-1 Noteholders, including any overdue amounts             82,691.92
Interest to Class A-2 Noteholders, including any overdue amounts            226,308.18
Interest to Class A-3 Noteholders, including any overdue amounts            214,817.33
Interest to Class A-4 Noteholders, including any overdue amounts            332,209.59
Interest to Class B Noteholders, including any overdue amounts               78,045.00
Principal to Class A-1 Noteholders, including any overdue amounts         8,380,146.09
Principal to Class A-2 Noteholders, including any overdue amounts                  -
Principal to Class A-3 Noteholders, including any overdue amounts                  -
Principal to Class A-4 Noteholders, including any overdue amounts                  -
Principal to Class B Noteholders, including any overdue amounts                    -
Insurance Premium                                                            42,381.22
Unreimbursed draws on the Policy for Principal or Interest                         -
Any other amounts payable to the Insurer under the Insurance Agreement
Interest Advance Recoveries from Payments                                    19,795.08
Deposit to Payahead                                                             330.92
Payahead Account Interest to Servicer                                             2.80
Excess                                                                    1,652,376.79

                                                                        --------------
Net Cash                                                                           -
                                                                        ==============

Servicing Fee Retained from Interest Collections                            256,340.00



SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                             91,200.00
Beginning Balance                                                         3,798,594.80
Trustee Distribution of Excess                                            1,652,376.79
Prefunding Reserve Amount Released                                                 -
Interest Earned                                                               5,534.26
Spread Account Draws                                                               -
Reimbursement for Prior Spread Account Draws                                       -
Distribution of Funds to Servicer                                                  -
                                                                        --------------
Ending Balance                                                            5,456,505.85
                                                                        ==============

Required Balance                                                          6,600,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                          9,900,000.00
Beginning Balance                                                         9,900,000.00
Reduction Due to Spread Account                                                    -
Reduction Due to Principal Reduction                                               -
                                                                        --------------
Ending Balance                                                            9,900,000.00
                                                                        ==============

a) Outstanding Balance * 5.00% -Spread Balance                           11,581,687.89
b) Original Note Balance * 3.00%                                          9,900,000.00
c) Prior Payment Date First Loss Protection Amount                        9,900,000.00
                                                                        --------------
First Loss Protection Amount [lesser of a), b) or c) ]                    9,900,000.00
                                                                        ==============

First Loss Protection Fee %                                                      2.25%
First Loss Protection Fee                                                    19,181.25



POLICY  RECONCILIATION


Original Balance                                                        330,000,000.00
Beginning Balance                                                       305,035,582.25
Draws                                                                              -
Reimbursement of Prior Draws                                                       -
                                                                        --------------
Ending Balance                                                          305,035,582.25
                                                                        ==============

Adjusted Ending Balance Based Upon Required Balance                     294,959,413.79
                                                                        ==============
Required Balance                                                        294,959,413.79


PAYAHEAD RECONCILIATION


Beginning Balance                                                             2,169.66
Deposit                                                                         330.92
Payahead Interest                                                                 2.80
Withdrawal                                                                    1,815.68
                                                                        --------------
Ending Balance                                                                  687.70
                                                                        ==============

CURRENT DELINQUENCY
                                                  GROSS
      # PAYMENTS DELINQUENT          NUMBER      BALANCE
                                  -------------------------
1 Payment                             297      3,149,086.90
2 Payments                            116      1,332,374.59
3 Payments                             34        384,077.32
                                  -------------------------
Total                                 447      4,865,538.81
                                  =========================

Percent Delinquent                      2.277%       1.626%




DELINQUENCY RATE (60+)
                                                                RECEIVABLE
                                                 END OF PERIOD  DELINQUENCY
             PERIOD                 BALANCE      POOL BALANCE      RATE
                                  -----------------------------------------
Current                           1,716,451.91   299,225,507.62    0.57%
1st Previous                        785,499.59   307,605,653.71    0.26%
2nd Previous                        123,554.28   317,045,428.51    0.04%


NET LOSS RATE
                                                                                DEFAULTED
                                                 LIQUIDATION     AVERAGE        NET LOSS
             PERIOD                 BALANCE       PROCEEDS     POOL BALANCE    (ANNUALIZED)
                                  ---------------------------------------------------------
Current                           264,068.12     2,752.44      303,415,580.67       1.03%
1st Previous                       94,925.79     2,903.97      312,325,541.11       0.35%
2nd Previous                       (6,923.02)    1,868.43      323,522,714.26      -0.03%

Gross Cumulative Charge Offs      352,070.89   Number of Repossessions                 16
Gross Liquidation Proceeds          7,524.84   Number of Inventoried Autos EOM         17
Net Cumulative Loss Percentage         0.10%   Amount of Inventoried Autos EOM 104,850.00
Net Cumulative Loss Percentage
  (adjusted for estimated
  future Liquidation Proceeds)         0.07%
Trigger                                0.60%
Status                               OK
Net Cumulative Loss Trigger Hit in   NO
  Current or any Previous Month


EXCESS YIELD TRIGGER
                                                          EXCESS YIELD
                              EXCESS     END OF PERIOD    PERCENTAGE
             PERIOD           YIELD      POOL BALANCE     (ANNUALIZED)
                           -------------------------------------------
Current                    1,678,357.63  299,225,507.62       6.73%
1st Previous               1,979,596.48  307,605,653.71       7.72%
2nd Previous               1,832,967.86  317,045,428.51       6.94%
3rd Previous                        -               -
4th Previous                        -               -
5th Previous                        -               -


                                     LEVEL              TRIGGER         STATUS
Six Month Average Excess Yield        N/A                1.50%            N/A

Trigger Hit in Current or any Previous Month                              NO



DATE: January 6, 2002                           /s/ Diane Slomka
                                     -------------------------------------------
                                                     DIANE SLOMKA
                                                       OFFICER